UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 27, 2006
Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-16095 (Commission File Number)	23-2229683 (I.R.S. Employer Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b)	On April 27, 2006, Aetna Inc. (“Aetna”) announced that executive Chairman John W. Rowe, M.D., will retire effective October 1, 2006. At that time, Aetna’s Chief Executive Officer and President, Ronald A. Williams, age 56, will be appointed Chairman of Aetna’s Board of Directors (refer to Item 8.01 below). A copy of Aetna’s press release regarding these announcements is filed herewith as Exhibit 99.1 and hereby incorporated in this Item 5.02(b) by reference.

Also on April 27, 2006, Aetna announced that Alan M. Bennett, Aetna’s Senior Vice President and Chief Financial Officer, will retire in the first quarter of 2007. A copy of Aetna’s press release regarding this announcement is filed herewith as Exhibit 99.2 and hereby incorporated in this Item 5.02(b) by reference.
Section 8 — Other Events
Item 8.01 Other Events.
On April 27, 2006, Aetna announced that its Chief Executive Officer and President Ronald A. Williams will be appointed Chairman of the Board on October 1, 2006, when its executive Chairman John W. Rowe, M.D., retires. Mr. Williams, age 56, has been a Director of Aetna since September 27, 2002. Mr. Williams became Aetna’s Chief Executive Officer on February 14, 2006 and President of Aetna on May 27, 2002. He served as Aetna’s Executive Vice President and Chief of Health Operations from March 15, 2001 until his appointment as President. Prior to joining Aetna, Mr. Williams held various executive positions from 1987 to 2001 at WellPoint Health Networks Inc. and its Blue Cross of California subsidiary. From October 1995 to March 1999, he served as Executive Vice President of the Blue Cross of California Businesses of WellPoint and as President of its Blue Cross of California subsidiary, and from April 1999 to March 2001, he served as Executive Vice President, Large Group Businesses, of WellPoint and as Group President of WellPoint’s Large Group Division. Mr. Williams is a director of Lucent Technologies Inc. (networks for communications service providers) and is a trustee of The Conference Board. He also serves on the Dean’s Advisory Council and the Corporate Visiting Committee at the Massachusetts Institute of Technology and is a member of MIT’s Alfred P. Sloan Management Society. Mr. Williams’ 2006 salary and the material terms of Mr. Williams’ employment agreement with Aetna are described under the heading “Other Agreements” on pages 35 and 36 of Aetna’s proxy statement dated March 21, 2006.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release of Aetna Inc. dated April 27, 2006 regarding executive Chairman’s retirement and CEO and President’s appointment as Chairman of the Board, both effective October 1, 2006
99.2	Press release of Aetna Inc. dated April 27, 2006 regarding the intention of Alan M. Bennett, Senior Vice President and Chief Financial Officer, to retire
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETNA INC.
Date: April 27, 2006	By:	/s/ Ronald M. Olejniczak
Name: Ronald M. Olejniczak
Title: Vice President and Controller

Exhibit
Number	Description

Exhibit 99.1	Press release of Aetna Inc. dated April 27, 2006 regarding executive Chairman’s retirement and CEO and President’s appointment as Chairman of the Board, both effective October 1, 2006
Exhibit 99.2	Press release of Aetna Inc. dated April 27, 2006 regarding the intention of Alan M. Bennett, Senior Vice President and Chief Financial Officer, to retire